Exhibit 10.23

JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Agreement”), dated as of March 17, 2026, is by and among PROG BEACH, LLC, a Delaware limited liability company (“PROG Beach”), P-SQUARED LLC, a Delaware limited liability company (“P-Squared”), FPF WAVELAND, INC., a Delaware corporation (“FPF Waveland”), FSP III KENDRICK PURCHASING POWER HOLDINGS, INC., a Delaware
corporation (“FSP III”), PURCHASING POWER HOLDINGS, LLC, a Delaware limited liability company (“Purchasing Power Holdings”), PURCHASING POWER, LLC, a Georgia limited liability company (“Purchasing Power” each of Purchasing Power, PROG Beach, P-Squared, FPF Waveland, FSP III, and Purchasing Power Holdings, a “New Subsidiary”, and collectively, the “New Subsidiaries”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as the Administrative Agent under that certain Credit Agreement, dated as of November 24, 2020 (as amended, restated, amended and restated, extended, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Progressive Finance Holdings, LLC, a Delaware limited liability company (the “Borrower”), PROG HOLDINGS, INC. (f/k/a Aaron’s Holdings Company, Inc.), a Georgia corporation (the “Ultimate Parent”), the other Guarantors party thereto, the Lenders from time to time party thereto, JPMorgan, in its capacities as the Administrative Agent, the Swingline Lender, and an Issuing Bank, and the other Issuing Banks party thereto.
The Borrower is required by Section 5.10 of the Credit Agreement to cause each New Subsidiary to become a Guarantor. Accordingly, each New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the holders of the Obligations:
1.Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement and in each other Loan Document.
2.Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Guarantee Agreement and a “Guarantor” (as such term is defined in the Guarantee Agreement) for all purposes of the Guarantee Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guarantee Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Guarantee Agreement. Without limiting the generality of the foregoing terms of this Section 2, each New Subsidiary unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, all of the Guaranteed Obligations (as defined in the Guarantee Agreement); provided that the Guaranteed Obligations shall exclude any Excluded Swap Obligations.
3.Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this Section 3, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement), each New Subsidiary hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such New Subsidiary in and to the Collateral (as such term is defined in the Security Agreement) of such New Subsidiary.
4.Each New Subsidiary hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Obligations, that:
(a)Set forth on Schedule 1 attached hereto sets forth the name of, the ownership interest (direct or indirect) of the Ultimate Parent in, the jurisdiction of organization of, and the type of, such New Subsidiary, in each case as of the date hereof.
(b)Set forth on Schedule 2 attached hereto is all Pledged Equity (as defined in the Security Agreement) of such New Subsidiary. As of the date hereof, such New Subsidiary owns all certificated Capital Stock in any Subsidiary that is required to be pledged and delivered to the Administrative Agent under the Security Agreement, other than as set forth on Schedule 2 attached hereto, and all such certificated Capital Stock has been delivered to the Administrative Agent.
(c)As of the date hereof, such New Subsidiary has no Commercial Tort Claims (as defined in the Security Agreement) seeking damages in excess of $2,000,000 in any individual instance or $5,000,000 in the aggregate when taken together with all Commercial Tort Claims of all of the other Obligors (as defined in the Security Agreement), other than as set forth on Schedule 3 attached hereto.
(d)Set forth on Schedule 4 attached hereto is a list of all registrations or applications for Copyrights (as such term is defined in the Security Agreement), Patents (as such term is defined in the Security Agreement) and Trademarks (as such term is defined in the Security Agreement) and all material Copyright Licenses (as such term is defined in the Security Agreement), Patent Licenses (as such term is defined in the Security Agreement) and Trademark Licenses (as such term is defined in the Security Agreement) (excluding “off-the-shelf” licenses pursuant to standard licensing terms which have not been modified or customized by a third party for any New Subsidiary) owned by such New Subsidiary in its own name, or to which any New Subsidiary is a party. All registrations or applications pertaining to such Copyrights, Patents and Trademarks as have been set forth on Schedule 4 attached hereto have been duly and properly filed, and to such New Subsidiary’s knowledge, each Copyright, Patent and Trademark of such New Subsidiary is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth on Schedule 4 attached hereto, none of such Copyrights, Patents and Trademarks is the subject of any exclusive licensing or franchise agreement as of the date hereof.
(e)Except as set forth on Schedule 5 attached hereto, such New Subsidiary does not owns any Material Real Estate as of the date hereof.
(f)Except as set forth on Schedule 6 attached hereto, such New Subsidiary does not have any Deposit Account (as such term is defined in the Security Agreement) (other than Excluded Accounts (as such term is defined in the Security Agreement)) or Securities Account (as such term is defined in the Security Agreement) that has a balance (or which holds assets with a fair market value) equal to or greater than $5,000,000.
Except as set forth on Schedule 7 attached hereto, such New Subsidiary does not have any Collateral with a book value in excess of $5,000,000 that, as of the date hereof, is in the possession or control of a warehouseman, bailee or any agent or processor of such New Subsidiary.

5.The address of each New Subsidiary for purposes of all notices and other communications is the address designated for all Loan Parties in Section 10.01(a)(i) of the Credit Agreement or such other address as such New Subsidiary may from time to time notify the Administrative Agent of in writing.
6.Upon execution of this Agreement by each New Subsidiary, such New Subsidiary hereby waives, to the fullest extent permitted by applicable law presentment or protest to, demand of or payment from the other Loan Parties of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
7.Each New Subsidiary hereby covenants and agrees with the Administrative Agent that, within five (5) days of the date hereof (or such later date as the Administrative Agent may agree in its sole discretion), such New Subsidiary shall provide Administrative Agent with a duly executed control agreement with respect to any Deposit Account (as such term is defined in the Security Agreement) (other than Excluded Accounts (as such term is defined in the Security Agreement)) or Securities Account (as such term is defined in the Security Agreement) set forth on Schedule 6 attached hereto.
8.This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Subject to Section 10.06 of the Credit Agreement, this Agreement may be in the form of an electronic record and may be executed using Electronic Signatures, including facsimile and .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.
9.THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.The terms of Sections 10.09(b), 10.09(c), 10.09(d) and 10.10 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated by reference, mutatis mutandis, and the parties hereto agree to such terms.
[signature pages follow]

IN WI1NESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by an authorized officer, and the Administrative Agent has caused the same to be accepted by an authorized officer, in each case, as of the day and year first written above.

PROG BEACH, LLC,
a Delaware limited liability company

            By:    /s/ Todd King
    Name:    Todd King
    Title: Co-Secretary

P-SQUARED LLC,
a Delaware limited liability company

By:    /s/ Todd King
    Name:    Todd King
    Title: Co-Secretary

FPF WAVELAND, INC,
a Delaware corporation

By:    /s/ Todd King
    Name:    Todd King
    Title: Co-Secretary

FSP III KENDRICK PURCHASING POWER HOLDINGS, INC.,
a Delaware corporation

By:    /s/ Todd King
    Name:    Todd King
    Title: Co-Secretary

PURCHASING POWER HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ Todd King
    Name:    Todd King
    Title: Co-Secretary

PURCHASING POWER, LLC,
a Georgia limited liability company

By:    /s/ Todd King
    Name:    Todd King
    Title: Authorized Signatory

Acknowledged and accepted:
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By:    /s/ Rohan Bhatia
    Name: Rohan Bhatia
    Title: Executive Director